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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in the Form 10-K, into the Company's previously filed Registration Statements File No. 33-23053, No. 33-38030 and No. 33-65192.



                                                         /s/ Arthur Andersen LLP
                                                         -----------------------
                                                         ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 21, 1996